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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 27, 2017, in the Registration Statement (Form S-1) and related Prospectus of Akcea Therapeutics, Inc. dated March 27, 2017 for the registration of shares of its common stock.

/s/ ERNST & YOUNG LLP
San Diego, California March 27, 2017

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm